Exhibit 99.1

Concentrix Announces Acquisition of ServiceSource,
a Global B2B Digital Sales Company
•Expands B2B sales capabilities, a fast growth area for Concentrix
•Adds an attractive client portfolio of leading technology and new economy brands
•Strong financial returns driven by significant revenue and cost synergies, and compelling valuation
NEWARK, Calif., May 9, 2022 (GLOBE NEWSWIRE) — Concentrix Corporation (Nasdaq: CNXC), a leading global provider of customer experience (CX) solutions and technologies, today announced that it has reached a definitive agreement to acquire ServiceSource International, Inc. (NASDAQ: SREV), a global market leader in B2B digital sales, for $1.50 per share in an all-cash transaction valued at approximately $131 million, inclusive of ServiceSource’s net cash.
ServiceSource is a global outsourced go-to-market services provider, delivering B2B digital sales and customer success solutions for many of the most innovative technology and new economy brands in the world. The acquisition of ServiceSource will complement Concentrix’ offerings in a high-value, growing sector of the business, servicing strong pent-up client demand. The transaction is expected to be accretive to growth and profitability after synergies.
This acquisition marks another milestone for Concentrix, supporting its growth strategy of investing in capabilities that transform and deliver epic customer experiences for the world’s best brands.
Following the closing of the transaction, Concentrix will welcome ServiceSource’s expert team who will continue to deliver revenue generation services powered by data insights and methodologies with the benefit of the much larger Concentrix footprint and the opportunity to deliver to Concentrix clients.
“We continue to be committed to Reimagining Everything CX for our clients and delivering strong returns to our shareholders through our investments,” said Chris Caldwell, President and CEO of Concentrix. “We’re seeing significant opportunities for growth in our B2B sales business today and ServiceSource’s complementary capabilities and footprint in this space, combined with our leading portfolio of CX offerings, will enable us to quickly and successfully scale to meet demand with existing and new clients.”
Transaction Details:
•Expected contribution with synergies of approximately $230 million of revenue and $38 million of adjusted EBITDA in year one, the first twelve months following the acquisition
•Transaction value of approximately $131 million, inclusive of approximately $20 million of ServiceSource’s net cash as of March 31, 2022, which implies an EV/EBITDA multiple of approximately 3.5x based on expected adjusted EBITDA in year one
•Expected accretion to Concentrix’ revenue growth rate, EBITDA margin and non-GAAP diluted earnings per common share in year one
•Expected one-time costs related to the transaction of approximately $44 million, which includes approximately $14 million related to ServiceSource’s unvested equity awards that will be assumed by Concentrix
•Financed primarily through cash on the Concentrix balance sheet, as well as capacity under Concentrix’ existing revolving credit facility
“We are incredibly excited to have ServiceSource join the Concentrix team. This transaction will enable us to scale faster and for our clients to grow further with Concentrix’ global footprint while offering them more services. Through the process we saw clear opportunities for growth as both companies place a similar focus on long-term client relationships,” said Gary Moore, Chairman and CEO of ServiceSource.
The transaction is expected to close in the second half of fiscal year 2022, subject to customary closing conditions, including approval by ServiceSource’s shareholders and regulatory requirements. Edenbrook Capital, LLC and Archon Capital Management LLC, which collectively owned approximately 31% of ServiceSource’s shares as of May 6, 2022, have agreed to vote their shares in favor of the transaction.

© 2022 Concentrix Corp. All Rights Reserved. Confidential and Proprietary.

About Concentrix
Concentrix Corporation (Nasdaq: CNXC), is a leading global provider of customer experience (CX) solutions and technology, improving business performance for some of the world’s best brands including over 100 Fortune Global 500 clients and over 125 new economy clients. Every day, from more than 40 countries and across 6 continents, our staff delivers next generation customer experience and helps companies better connect with their customers. We create better business outcomes and help differentiate our clients by reimagining everything CX through Strategy + Talent + Technology. Concentrix provides services to clients in our key industry verticals: technology & consumer electronics; retail, travel & ecommerce; banking, financial services & insurance; healthcare; communications & media; automotive; and energy & public sector. Visit www.concentrix.com to learn more.

About ServiceSource
ServiceSource International, Inc. is a global outsourced go-to-market services provider that accelerates B2B digital sales and customer success transformation. ServiceSource’s expert sales professionals, data-powered insights and proven methodologies scale and reimagine customer journey experiences (CJX®) into profitable business outcomes. Backed by more than 20 years of experience, ServiceSource drives billions of dollars in client value annually, conducting commerce in 45 languages and 175 countries. To learn more about how ServiceSource designs, develops and manages CJX® solutions that transform the agility, speed, efficiency and value of its clients’ growth initiatives, visit www.servicesource.com

Use of Non-GAAP Information
We refer to certain non-GAAP financial measures in this press release, including:

•Adjusted earnings before interest, taxes, depreciation, and amortization, or adjusted EBITDA, which is operating income, adjusted to exclude acquisition-related and integration expenses, including related restructuring costs, amortization of intangible assets, and share-based compensation, plus depreciation.
•Non-GAAP diluted earnings per common share (“EPS”), which is diluted EPS excluding the per share, tax effected impact of acquisition-related and integration expenses, including related restructuring costs, amortization of intangible assets and share-based compensation.

We believe that providing this additional information is useful to the reader to better assess and understand base operating performance, especially when comparing results with previous periods and for planning and forecasting in future periods, primarily because management typically monitors the business adjusted for these items in addition to GAAP results. As these non-GAAP financial measures are not calculated in accordance with GAAP, they may not necessarily be comparable to similarly titled measures employed by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures and should be used as a complement to, and in conjunction with, data presented in accordance with GAAP. A reconciliation of these forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures is not provided because we are unable to provide such reconciliation without unreasonable effort, due to the uncertainty and inherent difficulty of predicting the occurrence and the financial impact of such items and the periods in which such items may be recognized. For the same reasons, we are unable to address the probable significance of the unavailable information, which could be material to future results.

Safe Harbor
This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, but are not limited to, statements regarding the acquisition of ServiceSource, including the approval of ServiceSource’s shareholders, regulatory approvals and the satisfaction of other closing conditions and the timing thereof, the estimated transaction value, the expected revenue and

© 2022 Concentrix Corp. All Rights Reserved. Confidential and Proprietary.

adjusted EBITDA contributions of the ServiceSource business to the Company, the expected revenue synergies and cost savings to be achieved following the transaction and the timing thereof, the expected growth of the ServiceSource business, the Company’s ability to scale to meet demand with existing and new clients, that the transaction is expected to be accretive and the pace thereof, and that the transaction will complement Concentrix’ offerings and service pent-up demand, statements regarding the Company’s expected future financial condition and results of operations, including revenue, operating income, profit margins, effective tax rate and leverage, and statements that include words such as believe, expect, may, will, provide, could and should and other similar expressions. These forward-looking statements are inherently uncertain and involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things: risks relating to the transaction, including that the transaction will not be consummated; ServiceSource’s ability to obtain the approval of its shareholders for the transaction; the ability to receive regulatory approval for the transaction; the ability to retain key employees and successfully integrate the ServiceSource business; diversion of management’s attention; risks related to general economic conditions, including uncertainty related to the COVID-19 pandemic, the conflict in Ukraine and their effects on the global economy, supply chains, inflation, the Company’s and ServiceSource’s businesses and the businesses of their clients; other communicable diseases, natural disasters, adverse weather conditions or public health crises; cyberattacks on the Company’s or its clients’ networks and information technology systems; the inability to protect personal and proprietary information; the failure of the Company’s staff and contractors to adhere to the Company’s and its clients’ controls and processes; the inability to execute on the Company’s digital CX strategy; the inability to successfully identify, complete and integrate strategic acquisitions or investments, including the integration of ServiceSource; competitive conditions in the Company’s industry and consolidation of its competitors; geopolitical, economic and climate or weather related risks in regions with a significant concentration of the Company’s operations; higher than expected tax liabilities; the loss of key personnel; the demand for CX solutions and technology; variability in demand by the clients or the early termination of the Company’s or ServiceSource’s client contracts; the level of business activity of the Company’s clients and the market acceptance and performance of their products and services; the operability of communication services and information technology systems and networks; changes in law, regulations or regulatory guidance; currency exchange rate fluctuations; damage to the Company’s reputation through the actions or inactions of third parties; increases in the cost of labor; investigative or legal actions; and other factors contained in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2021 filed with the Securities and Exchange Commission and subsequent SEC filings. The Company does not undertake a duty to update forward-looking statements, which speak only as of the date on which they are made.

Additional Information and Where to Find It
This document does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed acquisition of ServiceSource by Concentrix (the "Transaction"). ServiceSource intends to file a proxy statement (the “Transaction Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies from the holders of ServiceSource’s common stock to approve the Transaction. Promptly after filing the definitive Transaction Proxy Statement with the SEC, ServiceSource will mail the definitive Transaction Proxy Statement and a proxy card to each shareholder entitled to vote at the special meeting to consider the Transaction. SECURITY HOLDERS OF SERVICESOURCE ARE URGED TO READ THE TRANSACTION PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about the Transaction once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov.

© 2022 Concentrix Corp. All Rights Reserved. Confidential and Proprietary.

Participants in the Solicitation
Concentrix and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of ServiceSource’s common stock in respect of the Transaction. Information about the directors and executive officers of Concentrix is set forth in Concentrix’ proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on February 9, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Transaction Proxy Statement and other relevant materials to be filed by ServiceSource with the SEC when such materials become available. Investors should read the Transaction Proxy Statement carefully when it becomes available before making any voting decisions.

Copyright 2022 Concentrix Corporation
All rights reserved. Concentrix, the Concentrix logo, and all other Concentrix company, product and services names and slogans are trademarks or registered trademarks of Concentrix Corporation and its subsidiaries. Concentrix and the Concentrix logo Reg. U.S. Pat. & Tm. Off. and applicable non-U.S. jurisdictions. Other names and marks are the property of their respective owners.

Investor Contact:
David Stein
Investor Relations
Concentrix Corporation
david.stein@concentrix.com
(513) 703-9306

© 2022 Concentrix Corp. All Rights Reserved. Confidential and Proprietary.
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